UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):    May 6, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission File Number)          (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  No.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Executive Compensation

On May 6, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of C&D Technologies, Inc. ("C&D") took the following actions with respect to the fiscal 2006 compensation of C&D's named executive officers (as defined in Regulation S-K item 402(a)(3)):

--------------------------------------- -------------------------------------- ----------------------------------------------------

                                                                                    Number of C&D Common Stock Options Awarded

  Name and title of Executive Officer      Fiscal 2006 Salary (effective date     o  C&D Common Stock Grant Date and Vesting
                                                       May 1, 2005)                  Date:  May 6, 2005
                                                                                  o  Price:  NYSE closing price of C&D Common Stock
                                                                                     on May 6, 2005

--------------------------------------- -------------------------------------- ----------------------------------------------------
George MacKenzie                                            N/A                                          15,000
Interim President
and Chief Executive Officer

--------------------------------------- -------------------------------------- ----------------------------------------------------

Charles R. Giesige, Sr.                                  $235,000                                        21,000
Vice President and General Manager
Standby Power and Motive Power
Divisions

--------------------------------------- -------------------------------------- ----------------------------------------------------

Linda R. Hansen                                          $271,000                                        21,000
Vice President, General Counsel
and Corporate Secretary

--------------------------------------- -------------------------------------- ----------------------------------------------------

Stephen E. Markert, Jr.                                  $235,750                                        16,000
Vice President, Finance
and Chief Financial Officer

--------------------------------------- -------------------------------------- ----------------------------------------------------

The Compensation Committee further authorized the Company to enter into an arrangement with Ms. Hansen to delay her retirement, plans for which had been discussed with the Board of Directors. Under the terms of the agreement, Ms. Hansen will be paid a "stay bonus" upon her last day of work, which shall be no later than August 31, 2005, in the lump sum amount of $200,000, net of standard deductions. Effective May 6, 2005, the eligibility requirements for her participation in the C&D Supplemental Executive Retirement Program ("SERP") were waived and she was deemed, as of such date, to have accrued seven and one-half (7.5) full and consecutive years of employment with C&D for purposes of eligibility for, vesting and calculation of her benefits under the SERP, provided that she either remain employed by the Company until August 31, 2005 or prior to such date is involuntarily terminated by C&D without Cause, dies, becomes Disabled or terminates her employment by mutual agreement with the Company. Except as expressly modified by the terms of Ms. Hansen's May 6, 2005 agreement with C&D, all other terms of the SERP and Ms. Hansen's executive employment agreement dated March 31,2000 shall continue to apply.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  May 9, 2005                        By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President, Finance and
                                                  Chief Financial Officer